EXHIBIT 10.54
Premium Share Unit Certificate
NAVISTAR EXECUTIVE STOCK OWNERSHIP PROGRAM
Adopted As Of February 17, 2004

EMPLOYEE:

ADDRESS:

SOCIAL SECURITY NUMBER:
TRANCHE VESTING:
TOTAL OF PREMIUM SHARE UNITS:
DATE OF GRANT:DATE EARNED:
DATE UNITS VEST:    NUMBER OF UNITS VESTED:

This is an award agreement (the "Award Agreement") between Navistar International Corporation, a Delaware corporation (the "Corporation"), and the individual named above (the "Employee"). The Corporation hereby credits to the Employee's account, the above-stated number of Premium Share Units, which are issuable as Common Stock of the Corporation in accordance with the terms and conditions of the Corporation’s 2004 Performance Incentive Plan approved by the shareholders February 17, 2004, as amended from time to time (the "Plan").

The Premium Share Units awarded hereunder are further subject to the terms and conditions of the Corporation’s Executive Stock Ownership Program, as amended and restated September 1, 2004, as amended from time to time (the "Program"), a copy of which is attached. Subject to the terms and conditions of the Program and the Plan, including the provisions regarding forfeiture of the shares and restrictions on transferability, these Premium Share Units will vest on the dates set forth above. Premium Share Units which have been fully vested will convert to the Corporation’s Common Stock and be distributed to the Employee upon termination of employment or such other mutually agreed upon date if such termination of employment is through qualified retirement. These Premium Share Units shall have the same rights as Common Stock of the Corporation except the units shall be non-voting.

The Corporation and the Employee hereby agree to the terms and conditions of this Award Agreement and have executed it as of the date set forth above.

NAVISTAR INTERNATIONAL CORPORATION

By:__________________________________
Terry M. Endsley
Vice President & Treasurer
Attest:

__________________________________
Assistant Secretary

__________________________________
Employee

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